EXHIBIT 99.2
Company Update December 2007

Safe Harbor Statement Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Ardea’s goals, its preclinical and clinical trial plans , timelines and milestones, its expectations about the size of its markets and commercial potential of its compounds, its relationship with Valeant and the costs and benefits from that relationship, expected results of future clinical trials, expected properties of compounds under development, financial position, cash usage, licensing and partnering opportunities, liquidity and anticipated milestones. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the outcomes of preclinical and clinical trials, risks related to regulatory approvals, delays in commencement of preclinical and clinical tests and costs associated with internal development and in-licensing activities. These and other risks and uncertainties are described more fully in Ardea’s most recently filed SEC documents, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors.” All forward-looking statements contained in this presentation speak only as of the date of this presentation, and Ardea undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof or otherwise. 2

Background Acquired R&D programs from Valeant in December 2006 Assembled new, seasoned management team Rich pipeline of small-molecules focused on HIV, cancer and inflammatory diseases Fully equipped laboratories and integrated R&D organization 5

Investment Highlights Four NCEs in clinical trials by early 2008 Initial efficacy results in three indications during 2008 - Phase 2a HIV results with RDEA806 - Phase 2 gout results with RDEA806 - Phase 1 cancer results with RDEA119 Addressing multi-billion-dollar markets - HIV - Gout - Cancer - Inflammatory diseases Multiple partnering opportunities 6

Ardea’s Clinical-Stage Pipeline Discovery Preclinical Phase 0/1 Phase 2 Phase 3 RDEA806 NNRTI for HIV Phase 2a results 1Q08 2nd NNRTI HIV FIH PK results 1Q08 RDEA806 Gout Initiate Phase 2 1H08 RDEA119 MEKI for Cancer Initiate Phase 1 4Q07 RDEA119 MEKI for Inflammation Initiate clinical trial 1H08 2nd MEKI Cancer/Inflammation FIH PK results 1Q08 7

HIV Program 8

HIV Market Opportunity Over $8 billion mature market focused on safety and convenience Three primary classes of therapies: - 10 approved protease inhibitors (PIs) - 11 nucleosides (NRTIs; single agents and combinations) - Only 3 approved non-nucleosides (NNRTIs) • One not actively promoted Efavirenz (Sustiva®, Bristol-Myers Squibb) - Current first-line treatment leader •$ 791 million in annual sales worldwide - Challenges: • 10% have unacceptable side effects (CNS, metabolic, etc.) • Significant drug interactions • Reproductive toxicity • Resistant virus is easily passed on to new patients Unusual imbalance in approved HIV drugs = excellent opportunity for a new entry 9

NNRTI Target Product Profile Highly active against efavirenz-resistant strains High genetic barrier to resistance Improved safety profile - Reduced CNS toxicity - Improved lipid profile Easy-to-formulate combination pill Long half-life - Once daily for first-line - Once or twice daily for second-line Used in combination with current drugs - Without concern for significant drug interactions - Limited metabolism by CYP450 - No inhibition or induction of CYP450 No reproductive toxicity 10

NNRTI Target Product Profile

- Highly active against efavirenz-resistant strains
- High genetic barrier to resistance
- Improved safety profile
  - Reduced CNS toxicity
  - Improved lipid profile
- Easy-to-formulate combination pill
- Long half-life
  - Once daily for first-line
  - Once or twice daily for second-line
- Used in combination with current drugs
  - Without concern for significant drug interactions
  - Limited metabolism by CYP450
  - No inhibition or induction of CYP450
- No reproductive toxicity

10

Ardea Biosciences

RDEA806 Antiviral Activity RDEA806 is Active Against the Most Common Efavirenz Mutations RDEA806 Efavirenz Virus Prevalence* EC50 EC50 FC** FC** (nM) (nM) wt 3.0 0.4 K103N 88.5% 2.3 0.76 5.9 16 K103N-P225H 32.7% 10.3 3.4 77. 212 K103N-V108I 28.8% 2.0 0.67 15. 42 K103N-K101Q 16.3% 11.6 3.8 21. 60 K103N-L100I 10.6% 1.6 0.53 636 1732 G190S 10.6% 3.4 1.1 23. 63 K103N-V108I- 9.6% 3.2 1.0 69. 190 P225H Assays conducted in 2% FBS (fetal bovine serum) * Prevalence of mutations from patients failing efavirenz therapy from Bacheler et al. 2000 ** Fold-change from wild-type (wt) EC50; FC 10 is significantly resistant 12

Phase 1 SAD and MAD Studies SAD (n = 74) MAD (n = 24) Single ascending doses 300 mg bid from 50 mg to 600 mg 500 mg bid Food effect 400 mg MR bid Impact of ritonavir on RDEA806 Evaluation of two formulations SAD = Single-ascending dose MAD = Multiple-ascending dose BID = Twice daily MR = Modified-release capsules Presented at the 47th Annual ICAAC Conference, September 2007 13

Mean Trough Concentrations of RDEA806 Following 300 mg, 400 mg MR or 500 mg BID* 500 mg bid 400 mg MR bid 1.00 300 mg bid (µg/mL) 0.10 Conc. EC 90 = 61 EC 50 = 15 0.01 2 4 6 8 10 12 14 Day EC50 = concentration required to kill 50% of virus in vitro ; values adjusted for protein binding EC90 = concentration required to kill 90% of virus in vitro; values adjusted for protein binding *Three-day running average 14

Mean Concentration-Time Profiles of RDEA806 Following 300 mg or 500 mg BID Dosing Terminal half-life = 10-13 hr, providing 1.000 coverage for missed doses RDEA806 500 mg day 0.100 RDEA806 300 mg day 0.010 EC50 = 15 ng/mL T1/2 12.9 T1/2 = 9.9 0.001 0 10 20 30 40 50 60 70 80 Time (hr) 15

Adverse Events in RDEA806 MAD Study Total Placebo 300 mg 500 mg 400 mg MR RDEA806 Preferred Term (N=6) bid (N=6) bid (N=6) bid* (N=6) (N=18) Number with AEs 3 4 5 5 14 Number of AEs 7 9 10 7 26 Abdominal pain 1 (17%) 2 1 3 (17%) Constipation 2 1 3 (17%) Diarrhea 1 (17%) 2 2 (11%) Dizziness 1 (17%) 1 1 (6%) Fatigue 1 (17%) 1 1 (6%) Headache 1 2 3 (17%) Musculoskeletal stiffness 1 (17%) 1 1 (6%) Pruritus 1 (17%) 1 1 (6%) Somnolence 1 1 2 (11%) *The 400 mg group was dosed with a modified-release capsule for 10 days. Overall exposures were higher than with the 300 mg or 500 mg group. 16

MAD results consistent with 13% decrease in cholesterol observed in 28-day monkey study * Efavirenz data adapted from initial 21 days of TMC278-C204 17

Change in Triglycerides in MAD Study *Efavirenz data adapted from initial 21 days of TMC278-C204 Triglycerides were not measured in the 300 mg bid cohort 18

RDEA806 Compared to the Target Product Profile From preclinical and Phase 1 results to-date, RDEA806 appears to be good candidate to meet desired Target Product Profile ? Highly active against efavirenz-resistant strains ? High genetic barrier to resistance ? Better safety profile than efavirenz ã Reduced CNS toxicity ã Improved lipid profile ? Easy to formulate in combination pill ? Long half-life - Once daily for first-line - Once or twice daily for second-line ? Used in combination with current drugs without concern for significant drug interactions - Limited metabolism by CYP450 - No inhibition or induction of CYP450 ? No reproductive toxicity, so safer for women 19

Planned Phase 2a HIV PoC Study RDEA806-201 Study ART-Naïve Monotherapy 1º Endpoint Change from baseline in plasma VL VL decay rate, CD4 and CD8 changes, PK/PD, safety, 2º Endpoints tolerability, genotypic and phenotypic resistance Location EU Study ART-naïve without resistance Population HIV VL 5,000 copies/mL Duration 7 days # Subjects 18 active: 6 placebo Planned QD vs BID Doses Study Start 4Q07; results 1Q08 ART = antiretroviral, VL = viral load, QD = once daily, BID = twice daily 20

RDEA 2nd and 3rd Generation NNRTIs Different structural classes than RDEA806 Appear to be more potent, with greater coverage of resistant strains Potentially longer half-lives Fold-Change* in Protein Adjusted EC 50 K103N ? K103N ?K103N Y188L Y181C L100I Y188L RDEA 2nd Gen NNRTI 0.8 1.3 3.5 3.2 2.2 RDEA 3rd Gen NNRTI 0.3 2.2 2.0 0.5 1.5 TMC? 125 0.6 0.7 5.7 3.2 2.3 TMC? 278 0.9 2.3 3.6 5.6 27.2 Pfizer (‘061) 0.9 271 2.0 5.7 513 * Fold-change from wild-type (wt) EC50 determined in the presence of 40% human serum; FC10 is significantly resistant 21

Competitive Landscape Other companies have also identified the opportunity to develop new NNRTIs: - Tibotec/J&J • TMC125 — filed for FDA approval July 2007 Significant drug interactions and rash • TMC278 — Phase 3 delayed due to cardiac toxicity* - Pfizer • UK-453,061 — Phase 2a presented at IAS in 7/07 - Idenix • Started Phase 1 in 8/07 *12-14-07 research note from Piper Jaffray 22

Gout Program 23

New Indication for RDEA806 We discovered a new indication through serendipity RDEA806 produced exposure-dependent decreases in uric acid in the MAD study 24

Reduction in Serum Uric Acid in RDEA806 MAD Study * * * * * * * * *p 0.001 Mean SUA Level (mg/dL) Baseline Day 3 Day 10/14 [1] Change P Value [2] Placebo 5.66 6.12 5.78 3.0% 300mg bid 6.19 4.50 4.15 -31.6% 0.001 500mg bid 4.94 2.94 3.06 -38.1% 0.001 400mg MR bid [3] 5.25 2.99 2.80 -47.9% 0.001 [1] Patients receiving 300mg and 500mg bid were dosed for 14 days; patients receiving 400mg MR bid were dosed for 10 days. [2] ANCOVA model for the change versus placebo. [3] MR= modified-release capsules. This dose group achieved the highest plasma drug levels. 25

Reduction in Serum Uric Acid Increases with Higher Baselines SUA reduction in two patients with hyperuricemia was the largest in the study; on the last day of dosing, every patient met the regulatory criteria of SUA 6 mg/dL Baseline Serum Uric Acid (mg/dL) 26

Why is Lowering Uric Acid Important Gout: a painful and debilitating disease - Inflammation - Disfiguring nodules (tophi) - Attacks of severe pain (flares) - Kidney damage (nephropathy) Affects 3-5 million people in the U.S. - Most common form of inflammato ry arthritis in men over 40 - Increasing incidence and severity Caused by abnormally elevated levels of uric acid - Uric acid forms crystals at concentrations 6.8 mg/dL - These crystals deposit in connective tissue and the kidney Serum uric acid levels 6 mg/dL is the primary end point in registration trials for two investigational gout drugs* * TAP Pharmaceuticals’ febuxostat and Savient Pharmaceuticals’ Puricase 27

Why There Is a Need for New Drugs No new drugs approved by the FDA in over 40 years 95% of treated patients receive allopurinol, but: Only 21% of patients achieved target reduction in uric acid with a standard dose in a controlled study 1 Serious adverse events in 8% 1 Rash in 2%1,2 Major allopurinol hypersensitivity syndrome is rare, but has ~25% mortality2 1N Engl J Med 2005; 353:2450-61 2BMJ 2005;331;623-624 2828

Competitive Landscape Allopurinol - 40 year old generic xanthine oxidase inhibitor, with limited efficacy and safety issues Febuxostat (TAP) - 2nd generation xanthine oxidase inhibitor (more specific than allopurinol) - Two approvable letters, but still in Phase 3 due to safety concerns Puricase (Savient) - IV infusion of PEG-modified recombinant pig uricase for treatment of severe gout that is refractory to conventional therapy - Uricase breaks down serum uric acid to easily excreted allantoin - Phase 3 data recently released 29

Development Strategy Biologic activity and safety already demonstrated in 2-week healthy volunteer study 1H08: Initiate Phase 2 dose-ranging study with RDEA806 in patients with hyperuricemia and a history of gout - We will also monitor triglycerides and cholesterol Currently investigating active moiety and mechanism of action 30

Hyperuricemia in HIV High rates of hyperuricemia in HIV patients - 41% in the “HAART era” HIV protease inhibitors are associated with hyperuricemia Reducing uric acid levels in HIV patients may be beneficial Nephron Physiol 2006;103:p131-p138 31

MEK Inhibitor Program 32

MEK as Anticancer Target GF Herceptin, Erbitux RTK Tarceva Proliferation Ras Angiogenesis Differentiation Raf Nexavar Apoptosis ARRY-142886 (Ph 2) PD0325901 (Ph 2?) MEK XL518 (Ph 1) c-Myc Bcl RDEA119 (Ph 1) c-Jun Elk-1 Mcl PDE4 cPLA2 ERK2 ERK2 MNK1/2 MAPKAPK1/3 33

RDEA119 is a Potent, Highly Specific MEKI MEK1/2 Enzyme IC50 17-50 nM Cellular pERK EC50 2.5-8.7 nM* 100-fold selectivity in kinase panel of 205 enzymes at 10 µM** MEK1 & MEK2 MEK1 & MEK2 Inhibition100 RDE 100 119 PD- 3 25901 80 80 (P fizer ) 60 60 Ron 40 40 SRC % 20 20 0 0 1 1 6 6 11 11 16 16 21 21 26 26 31 31 *Cell lines: Colo205, A375, A431, HT-29 34 ** In-house data

Colo205 Human Colon Cancer Xenograft Lowest dose tested, 25 mg/kg, produced 7 PRs and 2 CRs out of 9 mice; 2 were tumo r-free at end of study 1200 Dosing Vehicle Period 1000 RDEA119 (mm3) 800 25mg/kg RDEA119 volume 600 50mg/kg RDEA119 400 100mg/kg Tumor 200 0 0 10 20 3 0 4 0 Days 35

Brain/Plasma Ratio in Rat RDEA119 has less potent ial for CNS toxicity 5 mg/kg in rat 48 mg/subject in human PD325901 = MEK inhibitor from Pfizer 36

Planned Phase 1 RDEA119-101 Study in Advanced Cancer Patients Study 1º End Point Safety, tolerability, PK Pharmacodynamic (PD) measures: pERK, Ki67, Nras, Kras and 2º End Points Braf mutations; Antitumor activity by CT scan Location Von Hoff (Arizona), Weekes (UCHSC) Advanced cancer patients, all-comers until DLT reached, Study then expanded group of patients with specific tumors based on Population preliminary results: colon CA , melanoma, pancreatic CA, hepatocellular CA, or medullary thyroid CA Duration 28-day cycles ~40 patients to reach DLT; # Subjects expanded cohort will enroll an additional 15-20 patients Planned Doses 2 mg/day to start Study Start 12/2007 DLT = dose-limiting toxicity 37

Competitive Landscape Pfizer - Innovator of MEK inhibitors - Second generation compound, PD-325901, demonstrated activity in Phase 1, but Phase 2 slowed due to toxicity Array/AstraZeneca - December 2003 partnership - ARRY-866/AZ-6244 in Phase 2 for melanoma, colon CA, pancreatic CA, and NSCLC - ARRY-704/AZD-8330 started Phase 1 for cancer 3/07 - ARRY-162 in Phase 2a for RA Exelixis and Genentech - January 2007 partnership - Phase 1 study with XL-518 started 3/07 Ardea Biosciences - RDEA119 in Phase 1 - Initiating FIH with next-generation compound 1Q08 38

Inhibition of Cytokines and Preclinical Results* EC50 (nM) for Cytokine Inhibition pERK RDEA119 20 152 994 45 409 100 RDEA436 15 15 37 15 36 10 Significant activity with RDEA119 observed in: - Rat carrageenan paw edema model - Rat adjuvant-induced arthritis model - MDS Pharma rat IBD model - TNBS-induced mouse colitis model RDEA436 is from a different structural class - Significantly more potent Initiating inflammation program with RDEA119 in 1H08 * PHA-induced cytokines in human PBMCs 39 ** Linked to Crohn’s disease

Activity of RDEA119 in TNBS-induced Colitis in BALB/c Mice Macroscopic Damage Score SEM) Score (Mean ± Damage Naïve Vehicle 150 mg/kg 3 mg/kg 10 mg/kg Sulfasalazine RDEA119 RDEA119 RDEA119 administered orally for 5 days significantly reduced colonic damage * p 0.01 **p 0.001 vs. vehicle (n=10/group) 40

Efficacy of RDEA436 in Carrageenan Paw Edema Model RDEA436 has super ior efficacy to maximally effecti ve dose of 0% indomethacin 40% 38% 55% 63% 66% Compounds dosed orally, 2 hr prior to carrageenan N = 6 male SD rats/treatment group *p 0.01 Dunnett’s test compared to vehicle 41

Financial Position Summary Statement of Nine Months Operations Ended (In thousands, except per share Sept. 30, 2007 data) 11.8 million common-equivalent shares outstanding Revenue $2,827 Operating expenses $20,756 Expect to end 2007 Interest and other income $1,876 with approximately NET LOSS $(16,233) $28 million in cash NET LOSS PER SHARE $(1.67) Multiple partnering opportunities Condensed Balance Sheet Sept. 30, Dec. 31, Data 2007 2006 (In thousands) Cash and equivalents $35,356 $48,669 Total assets $37,801 $50,240 Total stockholders’ equity $34,620 $49,064 42

Near-Term Anticipated Milestones Date Drug Candidate Indication Event 4Q07 RDEA806 HIV Phase 2a start 1Q08 2nd Gen NNRTI HIV FIH micro-dosing 1Q08 2nd Gen MEKI Cancer/Inflam FIH micro-dosing 1Q08 RDEA806 HIV Phase 2a results (PoC) 1Q08 2nd Gen NNRTI HIV Human PK data 1Q08 2nd Gen MEKI Cancer/Inflam Human PK data 2Q08 RDEA806 HIV Phase 2b start 2Q08 RDEA806 Gout Phase 2 start 2Q08 RDEA119 Inflammation Phase 2a start 2H08 2nd Gen NNRTI* HIV Phase 1 start 2H08 2nd Gen MEKI* Cancer/Inflam Phase 1 start 2H08 RDEA119 Cancer Phase 1 results (PoC) 2H08 RDEA806 Gout Phase 2 results (PoC) *Based on positive human PK results 43

NASDAQ: RDEA 44